UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2020

Predictive Oncology Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-36790	33-1007393
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2915 Commers Drive, Suite 900 Eagan, Minnesota	55121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (651) 389-4800

Former Name or Former Address, if Changed Since Last Report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	POAI	Nasdaq Capital Market

Item 1.01	Entry into a Material Definitive Agreement.

Effective on September 23, 2020, Predictive Oncology Inc. (the “Company”) entered into an amendment (the “Amendment”) to certain warrants (the “Warrants”) to purchase shares of the Company’s common stock, par value $0.01 per share (the “Warrant Shares”). The Warrants consist of: (i) Series A Common Stock Purchase Warrants for an aggregate of 1,650,166 Warrant Shares at an original exercise price of $1.88 per share (subject to adjustment) and dated as of March 18, 2020 (the “Series A Warrants”); (ii) Series B Common Stock Purchase Warrants for an aggregate of 1,650,166 Warrant Shares at an original exercise price of $1.88 per share (subject to adjustment) and dated as of March 18, 2020 (the “Series B Warrants”); and (iii) Common Stock Purchase Warrants for an aggregate of 1,396,826 Warrant Shares at an exercise price of $1.80 per share (subject to adjustment) and dated as of June 29, 2020 (the “June 2020 Warrants”).

The Amendment amended and restated the provisions on fundamental transactions in the Series A Warrants, the Series B Warrants and the June 2020 Warrants, including changing the consideration payable to the holders in the event of certain involuntary transactions. The Company believes this change will result in the Warrants not being treated as a derivative liability on the Company’s consolidated balance sheets. Pursuant to the Amendment, the Company also amended the exercise price of the Series A Warrants and the Series B Warrants to $0.8457, equal to the last reported per share price of Common Stock on the Nasdaq Capital Market on September 22, 2020.

The foregoing description of the material terms of the Amendment is not complete and is qualified in its entirety by reference to the full text of the Amendment thereof, a copy of which is incorporated by reference as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)       Not applicable.

(b)       Not applicable.

(c)       Not applicable.

(d)       Exhibits.

Exhibit No.	Description

4.1	Form of Amendment to Common Stock Purchase Warrant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREDICTIVE ONCOLOGY inc.

By:	/s/ Bob Myers
Name: Bob Myers Title: Chief Financial Officer

September 24, 2020